UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, DC 20549

                                     FORM 8-K


                               CURRENT REPORT PURSUANT
                            TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)    March 6, 2006
                                                      -------------------

                         ADDVANTAGE TECHNOLOGIES GROUP, INC.
              (Exact Name of Registrant as Specified in Its Charter)

                                    Oklahoma
                  (State or Other Jurisdiction of Incorporation)

                1-10799                            73-1351610
        (Commission File Number)         (IRS Employer Identification No.)


   1221 E. Houston, Broken Arrow, Oklahoma            74012
 (Address of Principal Executive Offices)           (Zip Code)

                                (918) 251-9121
                (Registrants Telephone Number, Including Area Code)

                                 Not Applicable
           (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 1.01   Entry into a Material Definitive Agreement.

     On March 6, 2006, The Board of Directors of ADDvantage Technologies Group, Inc. (the "Company") approved a Senior Management Incentive Compensation Plan. (the "Incentive Plan"). Participating in the Incentive Plan will be the Chairman of the Board ("Chairman"), President and Chief Executive Officer ("CEO"), and Vice President and Chief Financial Officer
     ("CFO"). Awards under the Incentive Plan, ranging from 25% to 100% of base salary for each of the Chairman and CEO and from 15% to 70% of base salary for the CFO, will be based on actual earnings before interest and taxes in relation to those of the previous year. A copy of the Senior Management Incentive Plan is attached as Exhibit 10.1 to this current report on Form 8-K and is incorporated herein by reference.

     On March 6, 2006, ADDvantage Technologies Group, Inc. appointed
     Daniel O'Keefe, as Vice President, Chief Financial Officer, Chief Accounting Officer and Secretary. Pursuant to a letter agreement dated March 7, 2006, between the Company and Mr. O'Keefe, his compensation will include $130,000 and a stock option grant to purchase 10,000 shares of the Company's common stock. Mr. O'Keefe will also participate in the Incentive Plan.

     On March 6, 2006, The Company's Board of Directors approved a salary increase for each of Kenneth A. Chymiak, CEO and David E. Chymiak, Chairman, from 225,000 to $250,000 annually, effective March 1, 2006.


Item 5.02 Departure of Director or Principal Officers; Election of Directors; Appointment of Principal Officers


     On March 6, 2006, the Company appointed Daniel E. O'Keefe, age 37, as Vice President, Chief Financial Officer, Chief Accounting Officer and secretary. Pursuant to his employment by the Company, Mr. O'Keefe served for four years as president of Interstate Express, Inc., a trucking company with $30 million in revenue located in Broken Arrow, Oklahoma which is a subsidiary of LinkAmerica Corporation. From 1997 to 2001 he served as corportate controller for LinkAmerica Corporation in Tulsa, Oklahoma, a transportation company for which he managed all finance functions.

     The material terms of Mr. O'Keefe's employment agreement are discussed in
     Item 1.01 above.

     James W. Brown has resigned as the Company's Vice President of Operations effective March 8, 2006.

     Kenneth A. Chymiak, the Company's Chief Executive Officer, will no longer serve as Chief Financial Officer upon the appointment of Mr. O'Keefe as Chief Financial Officer.


Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

      On March 6, 2006, the Company's Board of Directors adopted an amended Code of Business Conduct and Ethics for directors, officers and employees of the Company. The amended Code of Business Conduct and Ethics replaces the Company's former "Code of Business Conduct and Ethics" and "Code of Ethics for CEO and Senior Financial Officers." A copy of the amended Code of Business Conduct and Ethics is attached as Exhibit 14.1 to this Current Report on Form 8-K and incorporated herein by reference.


Item 7.01   Regulation FD Disclosure.

      A copy of the Company's press release issued March 9, 2006 to announce Mr. O'Keefe's appointment is furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference.


Item 9.01   Financial Statements and Exhibits.

(c)     Exhibits

        The following exhibits are filed or furnished herewith:

10.1    Exhibit 10.1, Senior Management Incentive Compensation Plan
10.2    Exhibit 10.2, Employment Agreement for Mr. O'Keefe

14.1    Exhibit 14.1, Amended Code of Business Conduct and Ethics


99.1    Press Release dated March 9, 2006, issued by the Company


                                  SIGNATURES
                                  ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ADDVANTAGE TECHNOLOGIES GROUP, INC.


Date:  March 10, 2006                   By:    /s/ Kenneth A. Chymiak
                                       ----------------------------------------
                                       Kenneth A. Chymiak
                                       President and Chief Executive Officer





                                 Exhibit Index
                                 -------------


Exhibit Number     Description
--------------     -----------

10.1               Exhibit 10.1, Senior Management Incentive Compensation Plan
10.2               Exhibit 10.2, Employment contract for Mr. O'Keefe
14.1               Exhibit 14.1, Amended Code of Business Conduct and Ethics
99.1               Press Release dated March 6, 2006, issued by the Company